November 1, 2020
Summary
Prospectus
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (UEVM)
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the VictoryShares' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictorySharesLiterature.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.
You may elect to receive shareholder reports and other communications electronically sooner than January 1, 2021 by notifying your financial intermediary directly.
You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all VictoryShares you hold through your financial intermediary.
Victory Capital means Victory Capital Management Inc. the investment manager of the VictoryShares USAA ETFs. VictoryShares USAA ETFs are distributed by Foreside Fund Services, LLC (Foreside), a broker dealer registered with FINRA and an entity that is not an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA is not affiliated with Foreside. USAA and the USAA logos are registered trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2020 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus and other information about the Fund online at VictorySharesLiterature.com.
You may also obtain this information at no cost by calling 866-376-7890 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
VictorySharesLiterature.com
866-376-7890

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF Summary
Investment Objective
The VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the MSCI Emerging Markets Select Value Momentum Blend Index.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses[1]	0.27%
Total Annual Fund Operating Expenses	0.57%
Fee Waiver/Expense Reimbursement[2]	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.45%
1
“Other Expenses” reflect estimated expenses that the Fund expects to bear in the current fiscal year.
2
Victory Capital Management Inc., the Fund’s investment adviser, (“Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2021 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.45%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$171	$306	$702
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF Summary
Principal Investment Strategies
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index, depositary receipts on securities in the Index, and securities underlying depositary receipts in the Index. MSCI, Inc. (the “Index Provider”) constructs the Index in accordance with a rules-based methodology. The Index is comprised solely of securities issued by companies associated with emerging market countries as described more fully below.
The Index is designed to deliver exposure to equity market performance in the global emerging markets and provide higher exposure to value and momentum factors within the MSCI Emerging Markets Index (the “Parent Index”) while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization weighted indexes. A liquidity filter is applied to screen out securities with low liquidity. Securities generally are filtered by selecting the top 90% by count of securities in the Parent Index, based on the highest 12-month annualized traded value. The Index Provider determines whether an issuer is located in a particular country by reference to the Index methodology.
The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company’s valuation ratios, e.g. forward price to earnings, share price to book value, and enterprise value to operating cash flow. The momentum factor indicates whether changes in a company’s share price are trending up or down. A momentum score is calculated using a security’s price trends over the last six months and last 12 months (except the previous month), adjusted for volatility. A security is only evaluated within a single industry or sector.
The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock’s value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights. In order to limit over weighting, the Index has a defined a threshold of 5% relative to the Parent Index in geographic regions, as defined by the Index Provider.
The Index is comprised of equity securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
As of September 30, 2020, the emerging market countries represented in the Index included: China, Korea, Taiwan, Brazil, Thailand, Russia, Poland, South Africa, Malaysia, Turkey, Greece, Hungary, Indonesia, United Arab Emirates, Qatar, Colombia, Chile, India, Mexico and the Philippines.
The Fund seeks to track the returns of the Index before fees and expenses by employing, under normal circumstances, a “sampling” process to invest in a representative sample of stocks included in the Index. The Fund’s portfolio managers select these stocks using a statistical optimization process designed to produce investment characteristics that closely approximate those of the Index.
The Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, which the Adviser believes will help the Fund track the Index. Such instruments may include derivatives, including index futures, which the Fund may use for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly.
The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time. The Index will rebalance quarterly.

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF Summary
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.
Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.
Foreign Securities and Emerging Countries Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries. The securities markets of most emerging countries are less liquid, developed, and efficient; are subject to greater price volatility; have smaller market capitalizations; have more or less government regulation; and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in securities of issuers located in certain emerging countries involves the risk of loss resulting from problems in share registration, settlement, or custody and substantial economic, political, and social disruptions. These risks are not normally associated with investments in more developed countries.
Geographic Risk — To the extent the Index focuses its investments in issuers located in a particular country or region, the Fund is subject to greater risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region. For example, the Fund may be subject to greater risk of adverse securities markets, exchange rates, social, political, regulatory, economic, business, environmental or other developments, or natural disasters.
Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or the failure to intervene) by governments, central banks or supranational entities; the imposition of currency controls; or other political developments in the United States or abroad.

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF Summary
Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, the Fund may not be aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts depends on the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.
◼
Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market.
◼
If a Depositary Receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security.
◼
Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
◼
The prices of Depositary Receipts may differ from the prices of securities upon which they are based.
◼
To the extent the Fund invests in Depositary Receipts based on securities included in the Index, such differences in prices may increase index tracking risk.
Mid-Capitalization and Small-Capitalization Company Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF Summary
Tracking Error Risk — Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons, such as the use of representative sampling (if applicable), transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index, tax considerations, rebalancing, or new or existing regulatory requirements. Unlike the Fund, the returns of the Index do not reflect investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which means that the Fund’s performance would deviate from the performance of the Index.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and as a result is subject to special risks, including:
◼
Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. You may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, you may redeem your shares by selling them on the secondary market at prevailing market prices.
◼
Trading Issues — Trading in shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to differences between the market price of the shares and the underlying value of those shares.
◼
Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV.
◼
International Closed Market Trading Risk — Many of the Fund’s underlying securities trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
◼
Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV.
◼
Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF Summary
does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
Sampling Risk — The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer or a small number of issuers of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Momentum Risk — Momentum investing entails investing more in securities that exhibit persistence in relative performance evidenced by better recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.
Seed Investor or Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund’s NAV, market price and brokerage costs.
Concentration Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.
Liquidity Risk — The Fund is subject to liquidity risk, which is the risk that the Fund’s investment may be difficult to purchase or sell and that an investment may not be sold or disposed of at an advantageous price or time.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF Summary
includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance. We assume reinvestment of dividends and distributions.
Performance information for the Fund prior to July 1, 2019 reflects the historical performance of the USAA MSCI Emerging Markets Value Momentum Blend Index ETF, a series of USAA ETF Trust (the predecessor to the Fund managed by USAA Asset Management Company) (the “Predecessor Fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.
Updated performance information is available on the Fund’s website at VictorySharesLiterature.com.
Calendar Year Returns

The year-to-date return of the Fund’s shares as of September 30, 2020, was -11.70%.
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	9.35%	December 31, 2019
Lowest Quarter	-8.55%	June 30, 2018

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF Summary

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	Life of Fund[1]
FUND
Before Taxes	10.29%	-2.43%
After Taxes on Distributions	9.29%	-3.15%
After Taxes on Distributions and Sale of Fund Shares	6.34%	-1.99%
Indices
MSCI Emerging Markets (Net) Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes.	18.44%	2.51%
MSCI Emerging Markets Select Value Momentum Blend Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes.	10.48%	-1.78%
1
Inception date is October 24, 2017.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser
The Adviser serves as the Fund’s investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser’s Victory Solutions platform, which oversees the Adviser's rules-based investment strategies.
Portfolio Managers
	Title	Tenure with the Fund
Mannik Dhillon, CFA	President, VictoryShares and Solutions	Since June 2019
Wasif A. Latif, CFA	Head of Investments, VictoryShares and Solutions	Since Inception
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since Inception
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 50,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit VictorySharesLiterature.com.

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF Summary
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income or capital gains. A sale of shares may result in capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VictoryShares
4900 Tiedeman Road, 4
th
Floor
Brooklyn, OH 44144
VS-UEVM-SUMPRO (11/20)